UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 1, 2017

ADESTO TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37582	16-1755067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3600 Peterson Way, Santa Clara 95054

(Address of principal executive offices) (Zip Code)

(408) 400-0578

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On August 1, 2017, Adesto Technologies Corporation (“Adesto” or “we,” “our” or “us”) entered into change in control and severance agreements with our executive officers, including the named executive officers disclosed in the summary compensation table included in our definitive proxy statement for our 2017 annual meeting of stockholders (the “named executive officers”). These agreements provide for three-year terms, subject to automatic renewal under certain circumstances, and supersede our prior agreements with the named executive officers. Pursuant to the terms of the new agreements, we have agreed to provide the following benefits to each of them if the named executive officer is subject to a “qualifying termination” (as such term is defined in the agreements):

•	payment of his base salary for 12 months in the case of Narbeh Derhacobian, our President and Chief Executive Officer, and Ron Shelton, our Chief Financial Officer, and six months in the case of Tom Spade, our Vice President Worldwide Sales, in the event the qualifying termination does not constitute a CIC qualifying termination (as defined below). In the event the qualifying termination occurs within three months prior to or within 12 months after a qualifying change in control of our company (a “CIC qualifying termination”), his base salary and target bonus for 12 months in the case of Mr. Derhacobian and Mr. Shelton, and his base salary for 6 months and the pro-rated portion of his annual target bonus in the case of Mr. Spade;

•	payment of the monthly benefits premium under COBRA for up to 12 months in the case of Mr. Derhacobian and Mr. Shelton and six months in the case of Mr. Spade in the event of a qualifying termination at any time; and

•	full acceleration of vesting with respect to all unvested equity awards (including performance-based equity awards “at target”) in the event the qualifying termination occurs within three months prior to or within 12 months after a qualifying change in control of our company.

The foregoing descriptions are qualified in their entirety by the full text of the form of Principal Officer Change in Control and Severance Agreement and Mr. Spade’s Change in Control and Severance Agreement which are filed as Exhibits 10.1 and 10.2, respectively, to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Principal Officer Change in Control and Severance Agreement

10.2	Change in Control and Severance Agreement, dated August 1, 2017, between the Registrant and Tom Spade

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADESTO TECHNOLOGIES CORPORATION

Date: August 4, 2017	By:	/s/ Ron Shelton
Ron Shelton
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1	Form of Principal Officer Change in Control and Severance Agreement

10.2	Change in Control and Severance Agreement, dated August 1, 2017, between the Registrant and Tom Spade